Income Taxes (Details Textual)	12 Months Ended
Dec. 31, 2019 USD ($)
Income Taxes (Textua)
Net deferred tax assets, description	The Company cannot determine that it is more likely than not that the Company will realize the benefit of the net deferred tax assets, a valuation allowance equal to 100% of the deferred tax assets.
Federal net operating loss carry forwards	$ 8,500,000
Federal net operating loss carry forwards, description	$4.6 million of which expire between 2028 through 2037. The remaining balance of $3.9 million will never expire but its utilization is limited to 80% of taxable income in any future year.